UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2006
INTER-TEL (DELAWARE), INCORPORATED
(Exact name of Registrant as specified in charter)

DELAWARE	0-10211	86-0220994

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1615 South 52nd Street
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)
(480) 449-8900
Registrant’s telephone number, including area code
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
After business hours on June 30, 2006, Inter-Tel Technologies, Inc., (“Inter-Tel Technologies”) a wholly-owned subsidiary of Inter-Tel (Delaware), Incorporated (the “Registrant”), received a Notice of Debarment from the Federal Communications Commission (the “FCC Notice”) in connection with the previously disclosed civil settlement and criminal plea agreement of January 5, 2005, resolving the investigation by the Department of Justice into Inter-Tel Technologies’ participation in the E-Rate program. The FCC Notice initiated a debarment from the E-Rate program for Inter-Tel Technologies for a period of one year from the effective date of the FCC Notice order.
At the time of the execution of the settlement and plea agreement in January 2005, the Commission originally suspended Inter-Tel Technologies from participation in the E-Rate program and initiated debarment proceedings requesting a three (3) year debarment. Inter-Tel Technologies, Inc. contested the scope and duration of debarment by letter dated February 22, 2005. The Department of Justice also submitted a letter to the Commission on Inter-Tel Technologies’ behalf documenting Inter-Tel’s cooperation throughout the investigation and the utility of Inter-Tel’s continued cooperation with the pending prosecution of other E-Rate investigations.
The FCC Notice noted that the following Inter-Tel Technologies’ measures were taken into consideration when instituting the one-year debarment period: 1) Inter-Tel Technologies’ cooperation with the Department of Justice during the investigation and settlement; 2) the mitigating steps Inter-Tel Technologies has taken to remedy its past conduct and prevent future problems, including but not limited to implementation of a government procurement compliance program; and 3) the fact that Inter-Tel Technologies has not participated in the E-Rate program for the past few years. The FCC Notice further imposes strict E-Rate audit requirements on Inter-Tel Technologies for the two years following the debarment.
The FCC Notice states that the debarment decision runs only to Inter-Tel Technologies and is not applicable or binding on Inter-Tel Technologies’ parent corporation, nor on other subsidiaries of the Registrant.
The Registrant recorded no revenues in 2006 relating to Inter-Tel Technologies’ participation in the E-Rate program.
The existence and disclosure of the civil settlement, plea agreement and FCC Notice of suspension may have already caused competitive harm to the Registrant, and these matters, including the Notice of Debarment may further harm the Registrant’s business.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 3, 2006.

INTER-TEL (DELAWARE), INCORPORATED
By:	/s/ Kurt R. Kneip
	Name:	Kurt R. Kneip
	Title:	Chief Financial Officer